UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 9, 2016

(Exact name of Registrant as specified in its charter)

Commission File Number: 001-36695

Maryland	38-3941859
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

214 West First Street, Oswego, NY 13126
(Address of Principal Executive Office) (Zip Code)

(315) 343-0057
(Issuer's Telephone Number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4c under the Exchange Act (17 CFR 240.13e-4c))

Item 7.01  Regulation FD Disclosure

The Compensation Committee of the Board of Directors of Pathfinder Bancorp, Inc. (the "Company") has approved restricted stock and stock option grants to employees, officers and directors of the Company, pursuant to the Pathfinder Bancorp, Inc. 2016 Equity Incentive Plan (the "Plan").  The Plan was approved previously by the Company's shareholders.  An aggregate of 216,156 stock options and 86,638 shares of restricted stock were granted.  Generally, grants to directors and employees vest over a five year period and grants to senior officers vest over a seven year period.  The initial estimated full quarter after tax expense of these grants is approximately $49,000.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PATHFINDER BANCORP, INC.

Date: May 9, 2016	By: /s/ Thomas W. Schneider
Thomas W. Schneider
President and Chief Executive Officer